UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2006

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California (Address of principal executive offices)	90064-1021 (Zip Code)
Registrant’s telephone number, including area code: (310) 893-1600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On February 21, 2006, Teledyne Technologies Incorporated (“Teledyne”) appointed Kenneth C. Dahlberg to its Board of Directors as a Class III Director for a term expiring at the 2008 Annual Meeting of Stockholders. Mr. Dahlberg, age 61, has served as the Chief Executive Officer and President of Science Application International Corporation (often called “SAIC”) since November 2003 and Chairman of the Board of SAIC since July 2004. Prior to joining SAIC, Mr. Dahlberg served as Executive Vice President of General Dynamics where he was responsible for the company’s Information Systems and Technology Group. Mr. Dahlberg will serve on both the Audit Committee and the Personnel and Compensation Committee of Teledyne.

The Press Release issued by Teledyne on February 22, 2006 is attached as an exhibit and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit 99.1	Press release dated February 22, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated: February 22, 2006

EXHIBIT INDEX
Description

Exhibit 99.1	Teledyne Technologies Incorporated Press Release dated February 22, 2006